SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2004

ARGOSY GAMING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-11853		37-1304247
(Commission File Number)		(IRS Employer Identification No.)

219 Piasa Street, Alton, IL		62002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (618) 474-7500

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 8.01. Other Events.

     On November 3, 2004, Argosy Gaming Company (“Argosy”), Penn National Gaming, Inc. (“Penn National”) and Thoroughbred Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Penn National, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Penn National will acquire all of Argosy’s outstanding common stock for $47.00 per share in cash (the “Merger”).

     On December 1, 2004, Argosy was served with a purported class action complaint filed on November 23, 2004 by Judi Ann Ringhofer, an Argosy stockholder, against Argosy, its chief executive officer and its directors, in Madison County Court in Illinois (case number 04L1304). On December 15, 2004, Argosy was served with another purported class action complaint filed on December 10, 2004 by Lemon Bay Partners, LLP, an Argosy stockholder, against Argosy, Penn National, Argosy’s chief executive officer and Argosy directors, in Madison County Court in Illinois (case number 04L1356). The complaints allege, among other things, that the merger consideration contemplated by the Merger Agreement is unfair and inadequate to Argosy stockholders and that Argosy directors breached their fiduciary duties to Argosy stockholders.

     On December 27, 2004, the parties signed a Memorandum of Understanding to settle the lawsuits described above (the “Settlement”). Under the Settlement, which is subject to court approval and certain other conditions, Argosy agreed to, and did, disclose additional information in the definitive proxy statement filed with the Securities and Exchange Commissions on December 23, 2004 in connection with the special meeting of Argosy stockholders to be held on January 20, 2005. In addition, Argosy and Penn National, among other things, agreed to, and did, reduce the termination fee payable by Argosy to Penn National under certain circumstances pursuant to the Merger Agreement from $49,500,000 to $41,500,000, subject to the Memorandum of Understanding being terminated by the plaintiffs if any acquisition proposal or superior acquisition proposal is made to Argosy in any manner by a third party between the date of the stockholder vote on the Merger and the effective time of the Merger. Argosy and Penn National further agreed to pay plaintiffs’ counsel up to $675,000 for attorneys’ fees and expenses, as approved by the court.

     The foregoing description of the Settlement is not complete and is qualified in its entirety by reference to the Memorandum of Understanding which is filed with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

   Additional Information

     In connection with the proposed merger, Argosy filed on December 23, 2004 a definitive proxy statement and other relevant documents with the Securities and Exchange Commission (SEC) and mailed the proxy statement and proxy card to Argosy stockholders beginning on December 27, 2004. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AS IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC BY ARGOSY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE FROM ARGOSY BY DIRECTING A REQUEST TO: Argosy Gaming Company, Attn: Investor Relations Department, 219 Piasa Street, Alton, IL  62002, telephone (618) 474-7500.

     Argosy and its directors, executive officers, certain members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Argosy’s stockholders in connection with the proposed merger is set forth in Argosy’s annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC on March 12, 2004 and proxy statement for its 2004 annual meeting of stockholders filed with the SEC on March 12, 2004. Additional information is set forth in the proxy statement filed with the SEC.

   Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Memorandum of Understanding dated as of December 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOSY GAMING COMPANY

Date:	January 3, 2005	By:	/s/ Dale R. Black

			Name:	Dale R. Black
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum of Understanding dated as of December 27, 2004.